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                       COHEN & STEERS REALTY SHARES, INC.

October 20, 1999

To Our Shareholders:

     We are pleased to submit to you our report for the quarter and nine months ended September 30, 1999. The net asset value at that date was $36.08. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on September 23, 1999 and paid on September 24, 1999.

INVESTMENT REVIEW

     For the three months ended September 30, 1999, Cohen & Steers Realty Shares had a total return, based on income and change in net asset value, of -9.1% which compared to the NAREIT Equity REIT Index total return of -8.0%. The
Fund's total return for the nine months ended September 30, 1999 was -1.3%, compared to the NAREIT Equity REIT Index total return of -3.7%.

     The past two years have been perhaps the most challenging ever for REIT investors. Unlike the case with previous bear markets, fundamentals seemingly have not turned negative -- in fact it appears that fundamentals are more positive today than at any time in nearly two decades. Vacancy rates are low, property prices have recovered, the growing U.S. economy continues to support strong demand for space, and there are only few signs of speculative new construction. Yet, the shares of REITs are as cheap as ever, based on nearly every popular valuation measure including price/cash flow multiple, dividend yield and price in relation to asset value. These seemingly contradictory trends raise some important questions that we would like to address in this report.

1. JUST WHERE ARE WE IN THE REAL ESTATE CYCLE?

     It appears to many that we are at or near the peak of the real estate cycle. Following the strong recovery of the 1990's, nearly every property type in nearly every major market appears to be at equilibrium, meaning that supply and demand for space are about equal. Rental rates, for most major property types, are at a cyclical high, and property prices are generally close to replacement cost. This makes new construction feasible. While some exceptions certainly exist, direct buyers of property today can typically expect returns that reflect little more than current net rental income plus growth which is equal to the rate of inflation.

     That the cycle is close to its peak may be the most obvious reason for the market's low valuation of REITs. The strong recovery and sound fundamentals indicate that the health of the real estate industry could not be better. Indeed, if we are at a peak in the cycle, the next phase may well be a decline. Such a decline could be the result of a surge in the supply of space in excess of demand, a decrease in demand due to an economic slowdown, or a combination of both. In such an environment, vacancy rates would likely rise, property values would likely fall and REIT earnings would likely decline. Because the stock market tends to value peak earnings at low multiples, the result has been the REIT bear market.

2. IF THE REAL ESTATE CYCLE HAS PEAKED, HOW IS IT POSSIBLE TO MAKE MONEY IN
REITs?

     While it may have become more difficult to earn above-average profits in real estate, we believe that REITs may still reward investors from this point forward due to several factors. First, based on current valuations, it appears that REITs already reflect any potential downside in the cycle. Because the capital markets move in anticipation of events, rather than in reaction, we would not be surprised to see REITs do better even in the face of flat or deteriorating fundamentals. Such has indeed been the case in previous real estate cycles. As shown in the following chart, there is a highly cyclical pattern to capital raising in the REIT industry: more capital is raised when the stocks are expensive, and

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                       COHEN & STEERS REALTY SHARES, INC.

less is raised when they are cheap. It is notable that following the trough in the capital cycle, total returns from REITs have been exceptional. We believe that we are currently at or near the trough of the current capital raising cycle. While past performance is no guarantee of future results, under this scenario there is a strong possibility that better returns lie ahead.


             REIT EQUITY ISSUANCE AND INVESTMENT RETURNS

                                                   12-Month
                            12-Month             Total Return.
                          Total Equity           NAREIT Equity
Date                        Issuance              REIT Index
-----                     ------------           -------------
                          ($ Billions)
 3/90                       $ 0.6                      2.2%
 6/90                         0.5                     -3.5
 9/90                         0.3                    -20.5
12/90                         0.3                    -15.4
 3/91                         0.3                      8.1
 6/91                         0.4                      9.1
 9/91                         0.4                     32.8
12/91                         0.5                     35.7
 3/92                         0.7                     11.3
 6/92                         0.9                     13.3
 9/92                         0.9                     16.3
12/92                         1.4                     14.6
 3/93                         2.7                     38.5
 6/93                         4.3                     31.0
 9/93                         8.1                     34.1
12/93                        13.2                     19.7
 3/94                        14.9                      1.7
 6/94                        16.7                      6.6
 9/94                        15.9                     -4.5
12/94                        11.1                      3.2
 3/95                         8.9                     -0.4
 6/95                         8.1                      3.6
 9/95                         6.7                     10.7
12/95                         8.2                     15.3
 3/96                         8.9                     18.1
 6/96                         8.4                     16.5
 9/96                         9.8                     18.5
12/96                        12.3                     35.3
 3/97                        16.5                     33.2
 6/97                        20.5                     33.8
 9/97                        26.1                     40.5
12/97                        32.7                     20.3
 3/98                        35.6                     18.9
 6/98                        36.2                      8.0
 9/98                        29.4                    -13.5
12/98                        21.5                    -17.5
 3/99                        14.0                    -21.1
 6/99                         8.5                     -9.0
 9/99                         8.3                     -6.5
12/99                         6.2                      0.0


Sources: NAREIT, Cohen & Steers


     Perhaps more important is that based on changes in the way real estate is financed, it is our opinion that there may not be major downside to the cycle from these levels. On the supply side, there continue to be rolling corrections in markets where a surge in building has taken place, with financing and construction almost spontaneously receding when hints of overbuilding surface. Thus, barring a major economic dislocation which materially reduces the demand for space, we believe that both real estate and REITs may continue to enjoy stable fundamentals. Under these assumptions, it is our view that REITs would provide an attractive dividend yield plus the potential for appreciation that we feel should be in line with growth of earnings. We believe that companies that meet our 'Realty Majors' criteria -- strong management, above average size and scale, sound balance sheet and proprietary market position -- will achieve growth substantially in excess of the average REIT.

3. WHAT PREVENTS REITs FROM GETTING CHEAPER? WHAT WILL MAKE THEM TURN AROUND?

     There is nothing to prevent REITs from getting cheaper, just as there was nothing to prevent them from getting as cheap as they currently are. However, with most of the valuation parameters that investors have used in the past -- such as absolute and relative price/cash flow and dividend yield, and share price to net asset value -- at or near unprecedented levels, it is hard for us to envision a great deal more downside risk. In many instances, REIT share prices have reached levels which have already invited takeover or going-private transactions. We would expect to see a

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                       COHEN & STEERS REALTY SHARES, INC.

growing amount of this activity if prices stay as low as they are today. Other potential positive catalysts include rising inflation (because of real estate's inflation hedge characteristic), a correction in the valuation of the broader stock market (because of REITs' lack of correlation to other financial assets), or a change in investment sentiment in favor of current income (due to the superior current dividend yield of REITs). In any case, because it is nearly impossible to predict exactly what will spark a move in any group, we believe it is more constructive to focus on finding the companies with the strongest and most reliable fundamentals, and own them at today's attractive valuations.

4. IF INTEREST RATES MOVE UP, HOW WILL THAT AFFECT REIT SHARE PRICES? WHAT IF THE STOCK MARKET DECLINES?

     Many investors believe that REITs are highly interest rate sensitive. However, statistical evidence does not support this. Based on internal and third party research, the primary driver of REIT share price performance is expectations with respect to the health of real estate markets. Our analysis of the seven REIT bear markets since 1972 indicates interest rates rose during four REIT bear markets while they were flat-to-down in the other three. Interestingly, in the strong recovery period for REIT share prices following those bear markets, interest rates rose half of the time and fell half of the time. Other studies have also shown a low correlation between REIT share price performance and U.S. Government bond returns. We have found that this holds true for REIT share price performance in relation to the broader stock market as well. Correlation studies between REITs and the S&P 500, for example, show a low and, over recent years, declining correlation. Again, the primary driver of REIT share price performance appears to be the perception of the supply/demand fundamentals for commercial real estate, often independent from other factors.

5. WHAT CAN REIT MANAGEMENT DO TO COUNTERACT THE PREVAILING NEGATIVE SENTIMENT?

     Since mid-1998 several billion dollars of stock repurchases have been announced by REITs, representing the largest potential equity shrinkage in industry history. Whereas stock buybacks theoretically have the effect of increasing earnings as well as asset value per share, based on recent performance, this has not had a dramatic effect on share prices. Indeed, several studies have shown that companies repurchasing their shares don't necessarily outperform the averages. Unfortunately, share buybacks deplete the company's financial resources -- just the opposite of what is needed in more challenging times. Many companies are also examining a change in investment strategy, ranging from the sale of assets and retirement of debt, to an increase in investment using increased borrowing. We believe that the proper strategy is to respect the market's assessment of the cost of capital, invest judiciously, and maximize profits from properties currently owned. This also requires the maintenance of a strong balance sheet in order to reduce the company's financial risk and enable it to take advantage of future opportunities. In short, REIT management should focus on increasing shareholder value through pursuing actions they have control over -- share price is not one of them.

6. HOW WILL THE GROWTH OF THE INTERNET AFFECT REAL ESTATE MARKETS?

     So far, the only tangible effect of the Internet on REITs has been the diversion of capital away from REIT stocks and into Internet stocks. This, however, is in the process of changing. Internet retailing is making many inroads that will surely have an impact on some sectors of the shopping center industry. Our view is that the apparel-oriented regional malls will be less affected than centers that sell more commodity-like consumer products. There are also changing patterns of distribution that are having an impact on warehouse and industrial facilities: companies that have strong relationships with manufacturers and Internet-based retailers are better positioned to benefit than those that

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                       COHEN & STEERS REALTY SHARES, INC.

merely own ordinary space. Finally, office space usage is changing as is the range of services that are required by and can be offered to office tenants. High speed telecommunication and Internet access, for example, is becoming a new profit center for office building owners.

7. IS THIS THE END OF REAL ESTATE SECURITIZATION?

     We believe that real estate securitization remains in the early phase of a long-term expansion. Our view is that current low valuation level of REITs is a cyclical issue, not a change in the secular dynamics driving real estate finance. The benefits of securitization to both issuers and investors remain in place. They include liquidity, real-time pricing, professional management, improved disclosure and alignment of shareholder and management interests. The real estate securities market also offers investors a means to create a real estate portfolio best suited to their needs. Debt securitization continues to be active, with over $60 billion of real estate debt securities expected to be issued this year. Growth in real estate equity securitization has been modest this year, reflective of difficult equity markets and a high cost of capital. This decline in equity issuance, however, represents the public markets acting as a governing influence on capital flows to real estate.

8. WHY OWN REITs ANYWAY?

     Despite the under-performance of REITs relative to financial assets over the past two years we believe there remain many benefits to owning REITs in a diversified portfolio. Over the long-term, REITs have provided investors with competitive returns, high current income and a low correlation to other assets. In any particular period, there is an asset class or investment discipline that is out of favor; this does not mean that the investment case has been discredited. On the contrary, these tend to be the ideal times to make investments. As always, a well-diversified portfolio should maintain exposure to a variety of investments in order to balance risk and return.

     As we have mentioned, REIT share prices today are at unprecedented low valuation levels. While we believe that most REITs bottomed earlier in the year, we recognize that we cannot make that statement with certainty; surely, recent performance is testing our conviction. What we do feel certain about is that we are nowhere near a top. As a result, we continue to believe that REITs are a far better alternative to direct real estate, and a worthy constituent of any diversified portfolio.

Sincerely,

                              MARTIN COHEN               ROBERT H. STEERS
                              ------------               ----------------
                              MARTIN COHEN               ROBERT H. STEERS
                              President                  Chairman

   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                                       4





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                       COHEN & STEERS REALTY SHARES, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                 NUMBER
                                                               OF SHARES              VALUE
                                                               ----------         --------------
EQUITIES                                         98.86%
     APARTMENT/RESIDENTIAL                       16.53%
           Apartment Investment & Management
             Co. -- Class A...........................         2,816,500          $  107,731,125
           AvalonBay Communities......................         2,534,400              85,852,800
           Charles E. Smith Residential Realty........           895,600              30,618,325
           Essex Property Trust.......................           920,800              32,170,450
                                                                                  --------------
                                                                                     256,372,700
                                                                                  --------------

     DIVERSIFIED                                 15.92%
          *Catellus Development Corp. ................           477,900               5,615,325
          *Crescent Operating.........................           301,200               1,233,038
           LNR Property Corp. ........................         2,281,500              46,485,562
           Newhall Land & Farming Co. ................           400,000               9,850,000
          *Reckson Services Industries................         1,612,700              25,500,819
           Vornado Realty Trust.......................         4,864,900             158,109,250
                                                                                  --------------
                                                                                     246,793,994
                                                                                  --------------

     HEALTH CARE                                  7.23%
           Health Care Property Investors.............           915,200              24,024,000
          *Manor Care.................................         1,504,300              25,855,156
           Nationwide Health Properties...............         2,458,600              40,874,225
          *Ventas.....................................         4,505,900              21,403,025
                                                                                  --------------
                                                                                     112,156,406
                                                                                  --------------
     HOTEL                                        4.99%
           Starwood Hotels & Resorts Worldwide........         3,465,700              77,328,431
                                                                                  --------------

     INDUSTRIAL                                   7.98%
          #AMB Property Corp. 144A....................            17,825                      --
           AMB Property Corp. ........................         3,049,500              64,611,281
           First Industrial Realty Trust..............           539,500              13,352,625
           ProLogis Trust.............................         2,428,300              45,834,163
                                                                                  --------------
                                                                                     123,798,069
                                                                                  --------------

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                                       5

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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                 NUMBER
                                                               OF SHARES              VALUE
                                                               ----------         --------------
     OFFICE                                      21.34%
           Arden Realty Group.........................         2,826,000          $   61,465,500
         **Brookfield Properties Corp. ...............         1,335,000              15,671,147
           Cousins Properties.........................           713,300              24,207,619
           Equity Office Properties Trust.............         1,312,500              30,515,625
           Highwoods Properties.......................         2,495,800              64,578,825
           Mack-Cali Realty Corp. ....................         3,936,500             105,547,406
           SL Green Realty Corp. .....................         1,414,100              28,989,050
                                                                                  --------------
                                                                                     330,975,172
                                                                                  --------------

     OFFICE/INDUSTRIAL                           12.11%
           Prime Group Realty Trust...................         1,391,200              20,868,000
           PS Business Parks..........................         1,034,300              26,891,800
           Reckson Associates Realty Corp. ...........         3,344,600              69,609,488
           Spieker Properties.........................         2,029,500              70,398,281
                                                                                  --------------
                                                                                     187,767,569
                                                                                  --------------

     SELF STORAGE                                 2.13%
           Public Storage.............................         1,312,600              33,061,112
                                                                                  --------------

     SHOPPING CENTER                             10.63%
        COMMUNITY CENTER                          4.79%
           Developers Diversified Realty Corp. .......         1,942,100              27,189,400
           Kimco Realty Corp. ........................         1,317,600              47,104,200
                                                                                  --------------
                                                                                      74,293,600
                                                                                  --------------

        REGIONAL MALL                             5.84%
           General Growth Properties..................         1,335,000              42,052,500
           JP Realty..................................            15,400                 263,725
           Macerich Co. ..............................         1,606,500              37,150,312
           Rouse Co. .................................           479,500              11,028,500
                                                                                  --------------
                                                                                      90,495,037
                                                                                  --------------
           TOTAL SHOPPING CENTER......................                               164,788,637
                                                                                  --------------
                TOTAL EQUITIES (Identified
                   cost -- $1,573,996,544)............                             1,533,042,090
                                                                                  --------------

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                                       6

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                       COHEN & STEERS REALTY SHARES, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                               PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                             --------------         --------------
COMMERCIAL PAPER                                0.79%
           Campbell Soup Corp., 5.35%, due 10/1/99
             (Identified cost -- $12,218,000).......         $   12,218,000         $   12,218,000
                                                                                    --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,586,214,544)...................   99.65%                                1,545,260,090
OTHER ASSETS IN EXCESS OF LIABILITIES.......    0.35%                                    5,392,167
                                              ------                                --------------
NET ASSETS (Equivalent to $36.08 per share
  based on 42,980,325 shares of capital
  stock outstanding)........................  100.00%                               $1,550,652,257
                                              ------                                --------------
                                              ------                                --------------

------------

 * Non-income producing security.

 # As of September 30, 1999, security is restricted and is subject to registration with the Securities and Exchange Commission. Escrow shares held by the company's transfer agent. These shares have been valued at $0 market value due to the uncertainty of the Fund receiving them.

** Brookfield Properties Corp. is a Canadian company listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the Fund's position in Canadian dollars on September 30, 1999 was $23,028,750 based on an exchange rate of 0.680 Canadian dollars to 1 U.S. dollar.

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                                       7

--------------------------------------------------------------------------------
                       COHEN & STEERS REALTY SHARES, INC.

                            FINANCIAL HIGHLIGHTS'D'
                         SEPTEMBER 30, 1999 (UNAUDITED)

                                                                                     NET ASSET VALUE
                                                       TOTAL NET ASSETS                 PER SHARE
                                                ------------------------------      -----------------
NET ASSET VALUE:
     Beginning of period: 12/31/98............                  $1,933,340,179                 $37.98
     Net investment income....................  $  60,552,120                       $1.38
     Net realized and unrealized loss on
        investments...........................    (88,434,878)                      (1.87)
     Distributions from net investment
        income................................    (61,752,326)                      (1.41)
                                                                                    -----
     Capital stock transactions:
           Sold...............................    383,506,293
           Distributions reinvested...........     51,353,934
           Redeemed...........................   (727,913,065)
                                                -------------
Net decrease in net asset value...............                    (382,687,922)                 (1.90)
                                                                --------------                 ------
End of period: 9/30/99........................                  $1,550,652,257                 $36.08
                                                                --------------                 ------
                                                                --------------                 ------

------------

'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                          AVERAGE ANNUAL TOTAL RETURNS
                       (PERIODS ENDED SEPTEMBER 30, 1999)

ONE YEAR        FIVE YEARS        SINCE INCEPTION (7/2/91)
--------       ------------       ------------------------
 - 2.23%          9.15%                    11.82%

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                                       8

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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary



KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND SUB-ADMINISTRATOR AND TRANSFER AGENT
Chase Global Funds Services Co.
73 Tremont Street
Boston, MA 02108
(800) 437-9912

CUSTODIAN
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, Inc.
757 Third Avenue
New York, NY 10017

NASDAQ Symbol: CSRSX

Website: www.cohenandsteers.com

Net asset value (NAV) can be found in
the daily mutual fund listings in the
financial section of most major
newspapers under Cohen & Steers.

This report is authorized for delivery
only to shareholders of Cohen & Steers
Realty Shares, Inc. unless accompanied
or preceded by the delivery of a
currently effective prospectus setting
forth details of the Fund. Past
performance, of course, is no
guarantee of future results and your
investment may be worth more or less
at the time you sell.


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                                       9

                                COHEN & STEERS
                                --------------
                                REALTY SHARES


                              ----------------------
                                 QUARTERLY REPORT
                                SEPTEMBER 30, 1999


COHEN & STEERS
REALTY SHARES
757 THIRD AVENUE
NEW YORK, NY 10017


                            STATEMENT OF DIFFERENCES
                            ------------------------

The dagger symbol shall be expressed as.................................... 'D'